UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2010 (July 30, 2010)

Osteologix, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	333-112754	32-0104570
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4415 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-6027

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

Osteologix, Inc., through its wholly owned Irish subsidiary, Osteologix Limited, and the Servier Research Group, the leading French independent pharmaceutical company, entered into a license agreement pursuant to which Osteologix has granted Servier an exclusive royalty bearing license to develop and commercialize NB S101 (strontium malonate) to treat post menopausal osteoporosis, other bone and joint disorders and dental indications worldwide, except in the U.S. NB S101 is an innovative molecule acting on both bone formation and bone resorption.

Under the terms of the agreement, Osteologix will receive up to €12 million in upfront and milestone payments.
Additionally, Osteologix is eligible to receive up to €30 million in minimum royalty payments creditable against mid to low single digit royalties on sales. Osteologix will also be eligible to receive milestone payments and royalties on product development and sales in Japan. The agreement is subject to customary termination provisions.

Safe Harbor Statement:
Statements in this 8-K that are not strictly historical, including statements about potential payments and royalties from Servier and their impact on Osteologix’s finances, the potential uses and benefits or NB S101, Servier’s potential commercial launch of NB S101, and patent protection of NB S101 are forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or assumed in such forward-looking statements, including, without limitation, Osteologix’s obligations to Aditech Pharma AB, risks related to Servier’s ability to conduct additional clinical trials of NB S101, Servier’s ability to obtain approval from government authorities for the sale and distribution of NB S101, Servier’s compliance with terms of our agreement, market acceptance of NB S101 and potential success and introduction of competing products. Additional factors that could cause actual results to differ materially are included under the heading “Risk Factors” in Part II, Item 1A of our Quarterly Report on Form 10-Q filed May 17, 2010. All forward-looking statements and risk factors included in this document are made as of the date hereof, based on information available to us as of the date hereof, and we assume no obligation to update any forward-looking statement or risk factor. You should consult the risk factors listed in our Annual Report on Form 10-K and from time to time in our Quarterly Reports on Form 10-Q.

Item 8.01 Other Events

On August 2, 2010, the Company issued the press release attached hereto as Exhibit 99.1 regarding the Licensing Agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of Osteologix, Inc. dated July 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSTEOLOGIX, INC.

By:   /s/ Philip J. Young
Philip J. Young
President and Chief Executive Officer

Date: August 2, 2010